UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2023
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Asana, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39495	26-3912448
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

633 Folsom Street,	Suite 100
San Francisco,	CA	94107
(Address of Principal Executive Offices)		(Zip Code)
(415) 525-3888
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value	ASAN	New York Stock Exchange
Long-Term Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 12, 2023, Asana, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the three proposals outlined in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 28, 2023 and cast their votes as described below. The final results with respect to each proposal are set forth below.

Proposal One – Election of Directors

The stockholders elected each of the three persons named below as Class III directors to serve until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified. The results of such vote were:

	FOR	WITHHELD	BROKER NON-VOTES
Krista Anderson-Copperman	917,585,168	8,525,983	31,501,619
Sydney Carey	910,355,876	15,755,275	31,501,619
Adam D’Angelo	909,006,861	17,104,290	31,501,619

Proposal Two – Ratification of Selection of Independent Public Registered Accounting Firm

The stockholders ratified the selection of PricewaterhouseCoopers LLP by the audit committee of the Company’s board of directors as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2024. The results of such vote were:

FOR	AGAINST	ABSTAIN
955,162,817	229,082	2,220,871

Proposal Three – Non-Binding Advisory Vote on the Compensation of the Company’s Named Executive Officers

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The results of such vote were:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
920,430,906	1,593,330	4,086,915	31,501,619

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASANA, INC.

Dated: June 16, 2023	By:	/s/ Eleanor Lacey
Eleanor Lacey
General Counsel & Corporate Secretary